BILL OF SALE; ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS BILL OF SALE; ASSIGNMENT AND ASSUMPTION AGREEMENT (this "**Bill of Sale**") is made and executed this 25th day of April, 2011 by and on behalf of Kirkcaldy Group, LLC a limited liability company, ("**Seller**") and Webxu, Inc. and its wholly-owned subsidiary Bonus Interactive, Inc ("**Buyer**").

1. Sale and Assignment. In consideration of Stock in the aggregate amount of Fifty Thousand Shares (50,000) of common stock in Webxu, Inc. and other good and valuable consideration, receipt and sufficiency of which Seller hereby acknowledges:

a. Seller hereby sells, assigns, conveys and transfers to Buyer and its successors and assigns all of the Assets listed on **Schedule I** attached hereto (the "**Purchased Assets**"), including without limitation the fixtures, furniture, furnishings, and equipment listed in Part A of **Schedule I**, the Inventory listed in Part B of **Schedule I**, the software code, databases copyrights and domains identified in Part C of **Schedule I**.

No Assumption. With the exception of the monthly purchase committment for the domain www.paydayloan.net, Buyer assumes no liabilities, obligations or commitments of Seller to any of its creditors, shareholders, affiliates, employees or third parties. Seller retains and Buyer does not assume any other liabilities (including without limitation any federal or state income tax or sales tax liabilities) of Seller or any other liability of Seller other than as expressly stated herein.

2. Seller Right to Repurchase. In the event that the Buyer does not go public or engage in the sale of the business resulting in a liquidity event, each valued in excess of twenty-five Million dollars ($25,000,000.00), in the twenty – four (24) months following the date of this agreement, Seller will have the right to repurchase from buyer the domains identified in Part C of **Schedule I**. The consideration for the repurchase will be Stock in the aggregate amount of Fifty Thousand Shares (50,000) of common stock in Webxu, Inc.

3. Representations and Warranties of Seller. Seller represents and warrants to Seller as follows:

a. Seller has full legal right, power and authority to enter into this Bill of Sale and to sell, assign, transfer and convey the Purchased Assets, to make the representations and warranties and otherwise to perform and fulfill all of his obligations hereunder without the need for the consent of any person. Seller is the exclusive owner of and has the sole and exclusive right and power to sell, transfer, assign and convey the Purchased Assets.

b. Seller has and conveys to Buyer hereby good and marketable title to the Purchased Assets, free and clear of any mortgage, pledge, lien, restriction, encumbrance, tenancy, license, encroachment, covenant, condition, right of way, easement, claim, security interest, charge or any other matter affecting title. The tangible assets included in the Purchased Assets (including fixtures and equipment) are in good operating condition and repair, ordinary wear and tear excepted, have been maintained and operated in accordance with prudent industry practices, and are suitable for the purposes for which they are used in the business of Seller (the "**Business**") conducted at the Premises. The items of software and intellectual property included in the

Purchased Assets do not infringe any patent, copyright, rights of authorship, moral rights or any other intellectual property rights of any third party, were created by or for the exclusive ownership or use of Seller or are held and used by Seller pursuant to license terms and conditions with which Seller is in full compliance, and pursuant to which Seller has the full right to transfer the same to Buyer hereunder.

c. Seller's execution of this Bill of Sale and the consummation of the transactions contemplated hereby do not violate or result in a breach of or constitute a default (or an event which might, with the passage of time or the giving of notice or both, constitute a default) under any of the terms, conditions or provisions of any other agreement or instrument to which Seller is a party or by which the Seller or any of the Purchased Assets may be bound or affected, and will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the Purchased Assets or give to any third party any interest or rights therein. Seller has no liabilities of any sort whatsoever accrued prior to the date of this Bill of Sale, for which Buyer will be held liable or accountable.

d. Seller makes no representations or warranties concerning the Purchased Assets or the Business other than those expressly set forth above. Buyer accepts the Purchased Assets "as is/where is".

4. Further Assurances. Seller shall cooperate and take such action as Buyer shall request in order to carry out the provisions and purposes of this instrument. Seller shall, at any time and from time to time on and after the date hereof, upon the request of Buyer and without further consideration, take all steps and obtain all consents and approvals reasonably necessary to place Buyer in possession and operating control of the Purchased Assets, and Seller will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all further acts, deeds, assignments, conveyances, transfers, powers of attorney or assurances as are reasonably required to sell, assign, convey, transfer, grant, assure and confirm to Buyer, or to aid and assist in the collection of or reducing to possession by Buyer of, all of the Purchased Assets, and to vest in Buyer good, valid and marketable title to the Purchased Assets.

5. Interpretation. This Bill of Sale shall be interpreted and enforced in accordance with the laws of the State of California. It integrates and supersedes and is the exclusive binding reflection of all previous and contemporary agreements and understandings of the parties concerning the matters addressed herein, written or oral. This Bill of Sale and Assignment may be executed in one or more counterparts, each of which shall comprise an original, and all of which together shall comprise a single instrument.

IN WITNESS WHEREOF, Seller and Buyer have executed this Bill of Sale; Assignment and Assumption Agreement, effective for all purposes as of the date first set forth above.

SELLER: Kirkcaldy Group LLC

By: Somphone Soukhaseum
Somphone Soukhaseum (May 2, 2011)

Somphone Soukhaseum

May 2, 2011

BUYER: WEBXU INC

By: Matt Hill
Matt Hill (May 2, 2011)

Name: Matt Hill

May 2, 2011

SCHEDULE 1 TO
BILL OF SALE; ASSIGNMENT AND ASSUMPTION AGREEMENT

Part A. Fixtures, Furniture, Furnishings and Equipment

- Computer Equipment and Furniture - See Schedule 1A-1.

Part B. Inventory

- N/A

Part C. Software Code and Copyrights and domains

- Description of code files – See Schedule 1C-1
- Names of code files – See Schedule 1C-2
- List of domains See Schedule 1C-3
- Customer Database and Vendor Data base and Affiliate Database 1C-4

Schedule 1A-1

Type	Model
Monitor	15"
Monitor	1905FP
Monitor	1905FP
Monitor	1905FP
Monitor	1907FP
Monitor	1907FPC
Monitor	1907FPf
Monitor	1907FPi
Monitor	1908FPC
Monitor	2005FPw
Monitor	2007FPb
Monitor	2007WFPb
Monitor	2007WFPb

Monitor	2007WFPb
Monitor	2007WFPb
Monitor	2007WFPb
Monitor	2007WFPb
Monitor	2007WFPb
Monitor	2009WT
Other	APC - SmartUPS 1500
Other	APC - SmartUPS 3000
Printer	Canon Imageclass MF6590
Switch	Cisco SRW224G4P
Laptop	D530
Monitor	E2009WT
Laptop	G2210t
Laptop	HP 6830s
Printer	HP Color Laserjet CP1815ni
Printer	HP P2035N
Printer	HP Printer CB417A
Laptop	Inspirion 1525
Laptop	Inspiron 9300
Laptop	Inspiron 9400
Laptop	Inspiron 9400
Laptop	Inspiron 9400
Laptop	Latitude 530
Laptop	Latitude D520
Laptop	Latitude D520
Laptop	Latitude D520
Laptop	Latitude D520
Laptop	Latitude D520
Laptop	Latitude D520
Router	Linksys RV082
Router	NetGear FE108
Router	Netgear GSM7248
Desktop	Optiplex 745
Server	PC Tower
Server	Penguin Server 5
Server	Penguin Server 5
Server	Penguin Server 5
Server	Relion 101 Server
Server	Relion 101 Server
Server	Relion 1600SA
Server	Relion 1600SA
Server	Relion 1XT
Server	Relion 1XT
Server	Relion 1XT
Laptop	Vostro 1710

Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Pneguin Relion 1600SA
Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Penguin Relion 1600SA
Servers	Penguin Relion 1600SA
Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Penguin Relion 102
Servers	Penguin Relion 102

Items with remaining Net book value as of 12/31/10

Laptop	Latitude D630
Desktop	Apple Mac Pro
Laptop	Latitude E5400
Servers	Penguin Relion 1650SA
Laptop	Latitude E5410
Laptop	Vostro 1720
Servers	Penguin Relion 1600SA
Software	MS Windows Server 2008 software (26 licenses)
Server	HP Proliant ML310
	40" Samsung 1080p television
	2 chairs and a table for the lobby
	Apple MacBook Pro 15.4/2.53 laptop (including Office, Mouse, Macbook Pro support)

Schedule 1C-3

Domain	Registrar	account
1-800-ace-cash.com	GoDaddy	8383629
1-800-ace.com	GoDaddy	8383629
1-800-blink.com	GoDaddy	8383629
100advance.org	GoDaddy	8383629
101freesecrets.com	GoDaddy	8383629
101lifesecrets.com	GoDaddy	8383629
101secretstohappiness.com	GoDaddy	8383629
101secretstowealth.com	GoDaddy	8383629

1800ace.com	GoDaddy	8383629
1800acecash.com	GoDaddy	8383629
1800blink.com	GoDaddy	8383629
19secrets.com	GoDaddy	8383629
22cash.net	GoDaddy	8383629
22insure.com	GoDaddy	8383629
22loan.com	GoDaddy	8383629
23insure.com	GoDaddy	8383629
2blond.com	GoDaddy	8383629
2ndhandcarloan.com	GoDaddy	8383629
2ndhandcarloans.com	GoDaddy	8383629
3-minute-payday-loan.com	GoDaddy	8383629
300advance.org	GoDaddy	8383629
31cash.net	GoDaddy	8383629
321insureme.com	GoDaddy	8383629
33cash.net	GoDaddy	8383629
33loan.net	GoDaddy	8383629
400payday.org	GoDaddy	8383629
411creditcards.net	GoDaddy	8383629
42secrets.com	GoDaddy	8383629
43ubclick.com	GoDaddy	18427549
43ubclick.net	GoDaddy	18427549
43ubclick.org	GoDaddy	18427549
44cash.net	GoDaddy	8383629
44loan.net	GoDaddy	8383629
45secrets.com	GoDaddy	8383629
55cars.com	GoDaddy	8383629
55cash.net	GoDaddy	8383629
55insure.com	GoDaddy	8383629
55insureme.com	GoDaddy	8383629
55loan.com	GoDaddy	8383629
66carsave.com	GoDaddy	8383629
66cash.com	GoDaddy	8383629
66loan.com	GoDaddy	8383629
700advance.org	GoDaddy	8383629
77loan.net	GoDaddy	8383629
88cash.net	GoDaddy	8383629
88loan.net	GoDaddy	8383629
89cash.net	GoDaddy	8383629
8weekdiet.com	GoDaddy	8383629
99cash.net	GoDaddy	8383629
99freesecrets.com	GoDaddy	8383629
99loan.net	GoDaddy	8383629
absofree.net	GoDaddy	8383629
absolutelyfreeelectronics.com	GoDaddy	8383629
absolutelyfreeipod.com	GoDaddy	8383629
absolutepaydaycentre.com	GoDaddy	8383629
ace-4-me.com	GoDaddy	8383629
ace-411.com	GoDaddy	8383629
ace-911.com	GoDaddy	8383629
ace411.com	GoDaddy	8383629
ace4me.com	GoDaddy	8383629
acealerts.com	GoDaddy	8383629

actorsdiet.com	GoDaddy	8383629
additionalearning.com	GoDaddy	8383629
adiosdebt.net	GoDaddy	8383629
advancepayday.us	GoDaddy	8383629
advancepaydayssupreme.com	GoDaddy	8383629
aimchamp.com	GoDaddy	8383629
aloha2debt.com	GoDaddy	8383629
alohadiet.com	GoDaddy	8383629
american-dating.org	GoDaddy	8383629
americansinglesinc.com	GoDaddy	8383629
athertonfinancial.com	GoDaddy	8383629
atlashealthinsurance.com	GoDaddy	8383629
auctionshq.com	GoDaddy	8383629
aupayday.com	GoDaddy	8383629
autofinanciero.com	GoDaddy	8383629
autofinanciero.net	GoDaddy	8383629
autofinanciero.org	GoDaddy	8383629
autprx11.com	GoDaddy	8383629
avenidadecarros.com	GoDaddy	8383629
avenidadecarros.net	GoDaddy	8383629
avenidadecarros.org	GoDaddy	8383629
awakenlove.com	GoDaddy	8383629
awbc4cashnow.com	GoDaddy	8383629
babe-vote.com	GoDaddy	8383629
band-vote.com	GoDaddy	8383629
bankblvd.com	GoDaddy	8383629
basicdebit.com	GoDaddy	8383629
battleplan.net	GoDaddy	8383629
be-vote.com	GoDaddy	8383629
be-vote.net	GoDaddy	8383629
beckettfinancial.org	GoDaddy	8383629
belowdealerprices.com	GoDaddy	8383629
bestautoloan.org	GoDaddy	8383629
bestcarfinders.com	GoDaddy	8383629
bestcomplybrands.com	GoDaddy	12310672
bestpaydaycash.com	GoDaddy	8383629
bestsoftwaredownloads.com	GoDaddy	8383629
bestvote.net	GoDaddy	8383629
bibleonthego.com	GoDaddy	8383629
bibletogo.net	GoDaddy	8383629
bigbucksblvd.com	GoDaddy	8383629
blink-loan.com	GoDaddy	8383629
blinkloan.com	GoDaddy	8383629
blockbusterdvds.net	GoDaddy	8383629
bonus.com	directnic	25031
bonus11.com	directnic	25031
bonus22.com	directnic	25031
bonus33.com	directnic	25031
bonus44.com	directnic	25031
bonus55.com	directnic	25031
bonus77.com	directnic	25031
bonusdebit.com	GoDaddy	18427549
bonusinstantwin.com	directnic	25031

bonusinteractive.com	directnic		25031
bonusinteractive.net	directnic		25031
bonusinteractive.org	directnic		25031
braintickle.com	GoDaddy	8383629	
buckeyefinancial.org	GoDaddy	8383629	
budgetblvd.com	GoDaddy	8383629	
bulkuploader.com	GoDaddy	8383629	
burymydebt.com	GoDaddy	8383629	
canyouchat.com	GoDaddy	8383629	
cars-blvd.com	GoDaddy	8383629	
carsatcost.net	GoDaddy	8383629	
carsave44.com	GoDaddy	8383629	
carsave55.com	GoDaddy	8383629	
carsave66.com	GoDaddy	8383629	
carsblvd.com	GoDaddy	8383629	
carsyo.com	GoDaddy	8383629	
carsz.net	GoDaddy	8383629	
cash-blink.com	GoDaddy	8383629	
cash555.net	GoDaddy	8383629	
cash700.org	GoDaddy	8383629	
cash900.org	GoDaddy	8383629	
cashadvancematchup.com	GoDaddy	8383629	
cashblink.com	GoDaddy	8383629	
cashdocuments.com	GoDaddy	8383629	
cashfoodmart.com	GoDaddy	8383629	
cashfoodmart.net	GoDaddy	8383629	
cashfoodmart.org	GoDaddy	8383629	
cashgasmart.com	GoDaddy	8383629	
cashgasmart.net	GoDaddy	8383629	
cashgasmart.org	GoDaddy	8383629	
cashinablink2.com	GoDaddy	8383629	
cashinablinkalerts.com	GoDaddy	8383629	
cashinformant.com	GoDaddy	8383629	
cashinformant.org	GoDaddy	8383629	
cashinformer.net	GoDaddy	8383629	
cashinformer.org	GoDaddy	8383629	
cashinformers.net	GoDaddy	8383629	
cashinformers.org	GoDaddy	8383629	
cashinsights.com	GoDaddy	8383629	
cashsearch.org	GoDaddy	8383629	
cashsurveyclub.com	GoDaddy	8383629	
certifiedusedcarloan.com	GoDaddy	8383629	
certifiedusedcarloans.com	GoDaddy	8383629	
chat-happy.com	GoDaddy	8383629	
chat-love.com	GoDaddy	8383629	
chat27.com	GoDaddy	8383629	
chatpersonals.net	GoDaddy	8383629	
chatwire.org	GoDaddy	8383629	
chatwithpassion.com	GoDaddy	8383629	
checkcashcentrale.com	GoDaddy	8383629	
checkngoalert.com	GoDaddy	8383629	
checkngoalerts.com	GoDaddy	8383629	
christian-debt-resolution.com	GoDaddy	8383629	

christian-lending.net	GoDaddy	8383629
christianbankfinder.com	GoDaddy	8383629
christiancashalliance.org	GoDaddy	8383629
christianfaithcashadvance.com	GoDaddy	8383629
christianfaithfinancial.com	GoDaddy	8383629
christianfaithloan.com	GoDaddy	8383629
christianfaithloans.com	GoDaddy	8383629
christianfaithmortgage.com	GoDaddy	8383629
christianfinancial.net	GoDaddy	8383629
christianonthego.com	GoDaddy	8383629
christiansojourner.com	GoDaddy	8383629
cloutcash.com	GoDaddy	8383629
coinoftherealm.org	GoDaddy	8383629
collegefinderexpress.com	GoDaddy	8383629
collegefinderexpress.net	GoDaddy	8383629
collegefinderexpress.org	GoDaddy	8383629
compare-advances.com	GoDaddy	8383629
compareadvances.com	GoDaddy	8383629
complyblog.com	GoDaddy	12310672
complydigital.com	GoDaddy	12310672
confidentialtips.com	GoDaddy	8383629
cooldebit.com	GoDaddy	8383629
cornwallfinancial.com	GoDaddy	8383629
correctivecash.com	GoDaddy	8383629
correctivemoney.com	GoDaddy	8383629
covertcashsecrets.com	GoDaddy	8383629
creditcardhero.com	GoDaddy	8383629
creditinsights.org	GoDaddy	8383629
creditvore.com	GoDaddy	8383629
crmry1001.com	GoDaddy	8383629
dailyblondejokes.com	GoDaddy	8383629
dailyblondjokes.com	GoDaddy	8383629
dailyromance.net	GoDaddy	8383629
datingh.com	GoDaddy	8383629
dbplastic.com	GoDaddy	8383629
declassifiedcash.com	GoDaddy	8383629
degrees-usa.com	GoDaddy	8383629
delux-free.com	GoDaddy	8383629
deluxfree.com	GoDaddy	8383629
dependablecashloans.com	GoDaddy	8383629
dependabledebit.com	GoDaddy	8383629
directpaydayadvance.com	GoDaddy	8383629
ditch-my-debt.com	GoDaddy	8383629
dodgydirectmarketers.com	GoDaddy	8383629
dollarblvd.com	GoDaddy	8383629
dollarplatinum.com	GoDaddy	8383629
dollarplatinumcard.com	GoDaddy	8383629
eat-out-free.com	GoDaddy	8383629
ebkx1001.com	GoDaddy	8383629
ecashhelp.com	GoDaddy	8383629
ecdcashnow.com	GoDaddy	8383629
ecdcashtoday.com	GoDaddy	8383629
ecdfunding.com	GoDaddy	8383629

ediets-usa.com	GoDaddy	8383629
electraautoloans.com	GoDaddy	8383629
electracarloans.com	GoDaddy	8383629
electriccarloan.com	GoDaddy	8383629
eloansbyphone.com	GoDaddy	8383629
emergencypdl.com	GoDaddy	8383629
emergencypdl.net	GoDaddy	8383629
emergencypdl.org	GoDaddy	8383629
emlmx101.com	GoDaddy	8383629
executivecashadvance.com	GoDaddy	8383629
executivecashservice.com	GoDaddy	8383629
executiveloanservice.com	GoDaddy	8383629
expert-debt-help.com	GoDaddy	8383629
expertdebit.com	GoDaddy	8383629
extracashontheside.com	GoDaddy	8383629
familyautofinancial.com	GoDaddy	8383629
familycashadvance.org	GoDaddy	8383629
fastcashmatch.org	GoDaddy	8383629
fecristianafinanciera.com	GoDaddy	8383629
fecristianafinanciera.net	GoDaddy	8383629
fecristianafinanciera.org	GoDaddy	8383629
financemyhybrid.com	GoDaddy	8383629
financialcorporation.net	GoDaddy	8383629
financialnewsletter.org	GoDaddy	8383629
firstcommunitymutualloans.com	GoDaddy	8383629
fix-up-my-house.com	GoDaddy	8383629
fixyourhouse.net	GoDaddy	8383629
flirtblvd.com	GoDaddy	8383629
fordhamautofinancial.com	GoDaddy	8383629
fredscarloans.com	GoDaddy	8383629
free-toys.net	GoDaddy	8383629
freecashinsights.com	GoDaddy	8383629
freegameshq.net	GoDaddy	8383629
freegameshq.org	GoDaddy	8383629
freegifttime.com	GoDaddy	8383629
freeipodcentral.com	GoDaddy	8383629
friendsand.org	GoDaddy	8383629
frugalblvd.com	GoDaddy	8383629
frugalgrrl.com	GoDaddy	18427549
g-loan.org	GoDaddy	8383629
gentle-lend.com	GoDaddy	8383629
gentle-lend.net	GoDaddy	8383629
gentle-lend.org	GoDaddy	8383629
gentle-lender.com	GoDaddy	8383629
gentle-lender.net	GoDaddy	8383629
gentle-lender.org	GoDaddy	8383629
gentle-lenders.com	GoDaddy	8383629
gentle-lenders.net	GoDaddy	8383629
gentle-lenders.org	GoDaddy	8383629
gentle-lending.com	GoDaddy	8383629
gentle-lending.net	GoDaddy	8383629
gentle-lending.org	GoDaddy	8383629
gentle-loan.com	GoDaddy	8383629

gentle-loan.net	GoDaddy	8383629
gentle-loan.org	GoDaddy	8383629
gentle-loans.com	GoDaddy	8383629
gentle-loans.net	GoDaddy	8383629
gentle-loans.org	GoDaddy	8383629
gentlelend.com	GoDaddy	8383629
gentlelend.net	GoDaddy	8383629
gentlelend.org	GoDaddy	8383629
gentlelender.com	GoDaddy	8383629
gentlelender.net	GoDaddy	8383629
gentlelender.org	GoDaddy	8383629
gentlelenders.com	GoDaddy	8383629
gentlelenders.net	GoDaddy	8383629
gentlelenders.org	GoDaddy	8383629
gentlelending.com	GoDaddy	8383629
gentlelending.net	GoDaddy	8383629
gentlelending.org	GoDaddy	8383629
gentleloan.com	GoDaddy	8383629
gentleloan.net	GoDaddy	8383629
gentleloan.org	GoDaddy	8383629
gentleloans.com	GoDaddy	8383629
gentleloans.net	GoDaddy	8383629
gentleloans.org	GoDaddy	8383629
genuinedebit.com	GoDaddy	8383629
get-cash-quick-and-easy.com	GoDaddy	8383629
getcredhelp.com	GoDaddy	8383629
ghettotalk.net	GoDaddy	8383629
gimmemoney.org	GoDaddy	8383629
gipayday.com	GoDaddy	8383629
gkmortgage.com	GoDaddy	8383629
glitzbits.com	GoDaddy	18427549
go2dmv.com	GoDaddy	8383629
goodpaydaycash.com	GoDaddy	8383629
gotmycreditcard.com	GoDaddy	8383629
great-auctions.net	GoDaddy	8383629
great-mortgage.net	GoDaddy	8383629
greatauctions.org	GoDaddy	8383629
harborcreditcashadvance.com	GoDaddy	8383629
hathawayfinancial.com	GoDaddy	8383629
hawthornefinancial.org	GoDaddy	8383629
hccashadvance.com	GoDaddy	8383629
heathrowfinancial.com	GoDaddy	8383629
hickoryfinancial.org	GoDaddy	8383629
homedepotgiftcard.net	GoDaddy	8383629
homedepotgiftcard.org	GoDaddy	8383629
hot-pics.org	GoDaddy	8383629
hotpaydayadvance.com	GoDaddy	8383629
hotpaydaycash.com	GoDaddy	8383629
hotpaydayloan.com	GoDaddy	8383629
househ.com	GoDaddy	28056671
ins-save.com	GoDaddy	8383629
instantpaydayenrollment.com	GoDaddy	8383629
instantpaydaymatchup.com	GoDaddy	8383629

instantquid.com	GoDaddy	8383629
insure-my-car.com	GoDaddy	8383629
insure44.com	GoDaddy	8383629
insureme1.com	GoDaddy	8383629
insureme123.com	GoDaddy	8383629
insureme44.com	GoDaddy	8383629
insureme55.com	GoDaddy	8383629
insureme66.com	GoDaddy	8383629
insuremkt.com	GoDaddy	8383629
joboppblvd.com	GoDaddy	8383629
jokeempire.com	GoDaddy	8383629
keymoneysecrets.com	GoDaddy	8383629
keysecrets101.com	GoDaddy	8383629
learntomeetchicks.org	GoDaddy	8383629
lifesecrets101.com	GoDaddy	8383629
lightninquickcash.com	GoDaddy	8383629
loanmatched.com	GoDaddy	8383629
loanmatchnotification.com	GoDaddy	8383629
loanmatchnotifications.com	GoDaddy	8383629
loannotification.com	GoDaddy	8383629
loannotifications.com	GoDaddy	8383629
loansforchristmas.com	GoDaddy	8383629
loansforholidays.com	GoDaddy	8383629
loansmatched.com	GoDaddy	8383629
loansmatchers.com	GoDaddy	8383629
loansmatching.com	GoDaddy	8383629
locodeals.com	GoDaddy	8383629
locoprices.com	GoDaddy	8383629
lonestarsolution.com	GoDaddy	8383629
lootblvd.com	GoDaddy	8383629
low-rate-source.org	GoDaddy	8383629
lowratesources.net	GoDaddy	8383629
loyaltyshoppingclub.com	GoDaddy	8383629
magnolia-financial.org	GoDaddy	8383629
magnoliacarloans.com	GoDaddy	8383629
magnoliafinancial.org	GoDaddy	8383629
magnumautoloan.com	GoDaddy	8383629
magnumautoloans.com	GoDaddy	8383629
magnumcarloan.com	GoDaddy	8383629
magnumcarloans.com	GoDaddy	8383629
magnumcarquotes.com	GoDaddy	8383629
magnumtruckloans.com	GoDaddy	8383629
malibucashadvance.com	GoDaddy	8383629
malibufinancial.com	GoDaddy	8383629
malibufinancial.org	GoDaddy	8383629
marketresearchclub.com	GoDaddy	8383629
maximumautoloans.com	GoDaddy	8383629
maximumwagesnow.com	GoDaddy	8383629
mediacomplianceonline.com	GoDaddy	12310672
mediacomplyonline.com	GoDaddy	12310672
medicalalertsystem.net	GoDaddy	8383629
medicalhairrestore.com	GoDaddy	8383629
megapaydaycash.com	GoDaddy	8383629

megapaydayloan.com	GoDaddy	8383629
melanieswhiteteeth.com	GoDaddy	8383629
menloparkfinancial.com	GoDaddy	8383629
metronews9.com	GoDaddy	31776413
militaryfinancial.org	GoDaddy	8383629
miraclecashadvance.com	Moniker	Options Media
mkmortgage.com	GoDaddy	8383629
mommyloans.com	GoDaddy	8383629
monthlynewsletter.net	GoDaddy	8383629
morepayday.com	GoDaddy	8383629
morepaydaycash.com	GoDaddy	8383629
mrtxqw101.com	GoDaddy	8383629
mtloganfinancial.com	GoDaddy	8383629
mtranierfinancial.com	GoDaddy	8383629
mtvernonfinancial.com	GoDaddy	8383629
mtwhitneyfinancial.com	GoDaddy	8383629
my-cashadvance.org	GoDaddy	8383629
my-family-loans.com	GoDaddy	8383629
mycashbackclub.com	GoDaddy	8383629
mydebtplace.org	GoDaddy	8383629
myfamilyloans.org	GoDaddy	8383629
myloansearch.net	GoDaddy	8383629
mypayday.org	GoDaddy	8383629
mypaydayrabbit.org	GoDaddy	8383629
myplatinum.org	GoDaddy	8383629
mytxcash.com	GoDaddy	8383629
nationalcitytrust.net	GoDaddy	8383629
nationalrebateclub.com	GoDaddy	8383629
nationalrewardsclub.com	GoDaddy	8383629
newhorizonaccount.com	GoDaddy	8383629
nofax-advance.com	GoDaddy	8383629
nofax-cash.com	GoDaddy	8383629
nofax-loans.com	GoDaddy	8383629
nofax-payday.com	GoDaddy	8383629
oldconfederatefinancial.com	GoDaddy	8383629
oldmagnoliafinancial.com	GoDaddy	8383629
oldrepublicfinancial.com	GoDaddy	8383629
online-payday-loan-reviews.com	GoDaddy	8383629
onlinecashdirectory.org	GoDaddy	8383629
onlinecompliancezone.com	GoDaddy	12310672
onlinepayday.org	GoDaddy	8383629
onlinepaydayfinancial.com	GoDaddy	8383629
onlinepaydayfinancial.net	GoDaddy	8383629
onlinepaydayfinancial.org	GoDaddy	8383629
onlytrue.com	GoDaddy	8383629
orchidfinancial.org	GoDaddy	8383629
otherfinancial.net	GoDaddy	8383629
ourdmv.com	GoDaddy	8383629
ourpsychic.com	GoDaddy	8383629
paccardfinancial.com	GoDaddy	8383629
paloaltofinancial.com	GoDaddy	8383629
pawnandpaydayapp.com	GoDaddy	8383629
payday-usa.org	GoDaddy	8383629

payday400.org	GoDaddy	8383629
paydaycompany.com	GoDaddy	8383629
paydayexecutive.com	GoDaddy	8383629
paydayfaqs.com	GoDaddy	8383629
paydayfaqs.net	GoDaddy	8383629
paydayfaqs.org	GoDaddy	8383629
paydaylive.com	GoDaddy	8383629
paydayloan.net	GoDaddy	18427549
paydayloanquote.net	GoDaddy	8383629
paydayloanquotes.com	GoDaddy	8383629
paydaymatch.net	GoDaddy	8383629
paydaymatchup.com	GoDaddy	8383629
paydayusa.net	GoDaddy	8383629
paydayusa.org	GoDaddy	8383629
pdl-411.com	GoDaddy	8383629
pdl-411.net	GoDaddy	8383629
pdl-411.org	GoDaddy	8383629
pdl-911.com	GoDaddy	8383629
pdl-911.net	GoDaddy	8383629
pdl-911.org	GoDaddy	8383629
pdl-facts.com	GoDaddy	8383629
pdl-facts.net	GoDaddy	8383629
pdl-facts.org	GoDaddy	8383629
pdl-faq.com	GoDaddy	8383629
pdl-faq.net	GoDaddy	8383629
pdl-faq.org	GoDaddy	8383629
pdl411.com	GoDaddy	8383629
pdl411.net	GoDaddy	8383629
pdl411.org	GoDaddy	8383629
pdlfacts.com	GoDaddy	8383629
pdlfacts.net	GoDaddy	8383629
pdlfacts.org	GoDaddy	8383629
pdlfaq.com	GoDaddy	8383629
pdlfaq.net	GoDaddy	8383629
pdlfaq.org	GoDaddy	8383629
pdusa.net	GoDaddy	8383629
pdusa.org	GoDaddy	8383629
peak-loans.com	GoDaddy	8383629
peakhealthinsurance.com	GoDaddy	8383629
peakloans.com	GoDaddy	8383629
pennyinsure.com	GoDaddy	8383629
personalcashahead.com	GoDaddy	8383629
personalcashupfront.com	GoDaddy	8383629
phantomtoll.com	GoDaddy	8383629
plasticblvd.com	GoDaddy	8383629
prescottautoloans.com	GoDaddy	8383629
prescottfinancial.com	GoDaddy	8383629
presidentialcashloan.com	GoDaddy	8383629
prestamosconvenientes.com	GoDaddy	8383629
prestamosconvenientes.net	GoDaddy	8383629
prestamosconvenientes.org	GoDaddy	8383629
prestamoscristianos.com	GoDaddy	8383629
prestamoscristianos.net	GoDaddy	8383629

prestamoscristianos.org	GoDaddy	8383629
prestamosenespanol.net	GoDaddy	8383629
prestamosenespanol.org	GoDaddy	8383629
prestamoshispanos.net	GoDaddy	8383629
prestamoshispanos.org	GoDaddy	8383629
prestamosusa.org	GoDaddy	8383629
privatemoneyadvance.com	GoDaddy	8383629
ptollbooth.com	GoDaddy	8383629
quick-cash-advance.org	GoDaddy	8383629
quick-loot.net	GoDaddy	8383629
quickloot.net	GoDaddy	8383629
quickquidquotes.com	GoDaddy	8383629
rapidpaydaydeposits.com	GoDaddy	8383629
realcash.us	GoDaddy	8383629
realtimecomply.com	GoDaddy	12310672
redtrustedmedia.com	GoDaddy	12310672
resumeblvd.com	GoDaddy	8383629
rewardspanel.com	GoDaddy	8383629
roardating.com	GoDaddy	8383629
robertsbridgefinancial.com	GoDaddy	8383629
rockofmaine.com	GoDaddy	8383629
savemycash.org	GoDaddy	8383629
savingsblvd.com	GoDaddy	8383629
secondhandcarloan.com	GoDaddy	8383629
secondhandcarloans.com	GoDaddy	8383629
secretcashlending.com	GoDaddy	8383629
secretcashlending.net	GoDaddy	8383629
secretmoneylending.com	GoDaddy	8383629
sevenoaksfinancial.com	GoDaddy	8383629
sexy-celebs.org	GoDaddy	8383629
sfodating.com	GoDaddy	8383629
sharpercash.com	GoDaddy	8383629
sharperdebit.com	GoDaddy	8383629
shophercloset.com	GoDaddy	18427549
shophiscloset.com	GoDaddy	18427549
shoppercloset.com	GoDaddy	18427549
shoppingpanel.com	GoDaddy	8383629
shoppingresearchpanel.com	GoDaddy	8383629
shoppingrewardsclub.com	GoDaddy	8383629
short-term-loan-expert.com	GoDaddy	8383629
shorttermloanexpert.com	GoDaddy	8383629
silentcashlending.com	GoDaddy	8383629
smarterdebit.com	GoDaddy	8383629
smarterpayday.com	GoDaddy	8383629
smarterpayday.net	GoDaddy	8383629
smarterpayday.org	GoDaddy	8383629
smarterpaydays.com	GoDaddy	8383629
smartestpayday.net	GoDaddy	8383629
smartestpayday.org	GoDaddy	8383629
smsx111.com	GoDaddy	8383629
smsx200.com	GoDaddy	8383629
southamptonfnancial.com	GoDaddy	8383629
southernfinancialfunding.com	GoDaddy	8383629

speedycarloan.org	GoDaddy	8383629
spflead01.com	GoDaddy	8383629
spiritualverses.com	GoDaddy	8383629
stonesurveygroup.com	GoDaddy	8383629
strongredmedia.com	GoDaddy	12310672
sunderlandfinancial.com	GoDaddy	8383629
sunnydebit.com	GoDaddy	8383629
sunriseaccount.com	GoDaddy	8383629
super-free-games.com	GoDaddy	8383629
sweepfinder.com	GoDaddy	18427549
sweepsfinder.com	GoDaddy	18427549
sycamorefinancial.org	GoDaddy	8383629
tax-advisor.org	GoDaddy	8383629
thatcher-prescott.com	GoDaddy	8383629
thatcherprescott.com	GoDaddy	8383629
thecashinformantnews.com	GoDaddy	8383629
theloanmatchers.com	GoDaddy	8383629
thepowerplatinum.com	GoDaddy	8383629
thortonfinancial.com	GoDaddy	8383629
thriftyblvd.com	GoDaddy	8383629
top10cashsecrets.com	GoDaddy	8383629
topsecrethelp.com	GoDaddy	8383629
topsecretsforfree.com	GoDaddy	8383629
topspotcomply.com	GoDaddy	12310672
totally-free-camera.com	GoDaddy	8383629
totally-free-computer.com	GoDaddy	8383629
totally-free-dvd.com	GoDaddy	8383629
totally-free-ipod.com	GoDaddy	8383629
totally-free-xbox.com	GoDaddy	8383629
totally-free.net	GoDaddy	8383629
trustedcompliance.com	GoDaddy	12310672
trydating.net	GoDaddy	8383629
twinoaksfinancial.com	GoDaddy	8383629
txcash.net	GoDaddy	8383629
ukdollarhelp.com	GoDaddy	8383629
ukwages.com	GoDaddy	8383629
unbent.net	directnic	25031
uninhibitedpassion.com	GoDaddy	8383629
universityphoenix.net	GoDaddy	8383629